Exhibit 10.2

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT No 8

This amendment no. 8 (“Amendment No 8”) is entered into by Google LLC, whose principal place of business is at 1600 Amphitheatre Parkway, Mountain View, CA 94043, USA (“Google”); and Snap, Inc. whose principal place of business is at 63 Market Street, Venice, Ca 90291, USA ("Customer”).

This Amendment is effective as of the date last signed by the parties below (“Amendment No 8 Effective Date”).

INTRODUCTION

(A)	Customer and Google are parties to the Google Platform License Agreement with an effective date of January 30, 2017 (as previously amended) (the “Agreement”).

(B)The parties wish to amend the Agreement.

AGREED TERMS

1.	Definitions. Capitalized terms used but not defined in this Amendment have the meanings given to them in the Agreement.

2.	Amendments. From the Amendment No 8 Effective Date, the Agreement is amended as follows:

2.1.	The following is added as Section 6.d. of Exhibit A - Pricing Exhibit:

Enterprise Support Fees. During the Discount Periods, Customer and any of Customer’s Affiliates who have executed a Customer Affiliate Agreement will receive Enterprise Support [*].  “Enterprise Support” means the Enterprise Support services as described in the GCP Technical Support Services Guidelines located at: https://cloud.google.com/terms/tssg/.

3.	General

3.1.	The Agreement remains in full force and effect except as modified by this Amendment. To the extent the Agreement and this Amendment conflict, this Amendment governs.

3.2.	The Agreement’s governing law and dispute resolution provisions also apply to this Amendment.

Signed by the parties’ authorized representatives on the dates below.

GOOGLE	Customer
By: /s/ Philipp Schindler	By: /s/ Karl D’Adamo
Name: Philipp Schindler	Name: Karl D’Adamo
Title: Authorized Signatory	Title: Director of Engineering
Date: April 3, 2019	Date: April 3, 2019

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